UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2013 (March 12, 2013)

AVRA Surgical Robotics, Inc. (Exact name of registrant as specified in its charter)

Delaware	000-52330	32-2277305
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o Stamell & Schager, LLP, 1 Liberty Plaza 35th Floor, New York, NY 10006
 (Address of Principal Executive Offices)

(212) 566-4047
 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (b)           On March 12, 2013 (the “Effective Date”), Dr. Sudhir Srivastava notified AVRA Surgical Robotics, Inc. (the “Company”) of his resignation as of the Effective Date from the office of President of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

AVRA SURGICAL ROBOTICS, INC.

Date: March 18, 2013	By:	/s/ Barry F. Cohen
Barry F. Cohen, Chief Executive Officer